UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09397

The Gabelli Utilities Fund

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Utilities Fund

Semiannual Report — June 30, 2022

Mario J. Gabelli, CFA Chief Investment Officer	Timothy M. Winter, CFA Portfolio Manager BA, Rollins College MBA, University of Notre Dame	Justin Berger, CFA Portfolio Manager BA, Yale University MBA, Wharton School, University of Pennsylvania	Brett Kearney, CFA Portfolio Manager BS, Washington and Lee University MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2022, the net asset value (NAV) total return per Class AAA Share of The Gabelli Utilities Fund was (5.2)% compared with a total return of (0.6)% for the Standard & Poor’s (S&P) 500 Utilities Index (SPU). Other classes of shares are available. See page 4 for performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2022.

Investment Objective and Strategy (Unaudited)

The Gabelli Utilities Fund seeks to provide a high level of total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of domestic or foreign companies that are involved to a substantial extent in providing products, services, or equipment for the generation or distribution of electricity, gas, and water and the provision of infrastructure operations or telecommunications services, such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications, and internet and that derive at least 50% of their revenue or earnings from, or devote at least 50% of their assets to, utilities that the Fund’s investment adviser, Gabelli Funds, LLC, believes have the potential to achieve either capital appreciation or current income. The Adviser will emphasize quality in selecting utility investments, and looks for companies that have proven dividend records and sound financial structures.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

In the first half of 2022, the Fund returned a negative 5.2%, compared with a negative 0.6% for the S&P 500 Utilities Index (SPU) and a negative 20% return from the S&P 500 Index. The U.S. equity market’s long-term “bull run” has been deflated by the impacts of higher interest rates, energy prices, and inflation. In addition, the Russian invasion of Ukraine, combined with threats from China and North Korea, upset the world economic order.

Oil and gas prices have risen significantly. The U.S. and Europe face an energy crisis partly driven by the transformation from fossil fuel dependency to clean energy. Utility stocks represent a safe haven amidst the economic and geopolitical turmoil and are beneficiaries of the near and long term energy infrastructure needs.

The outlook for utility earnings and dividend growth remains strong for the foreseeable future, driven by ongoing infrastructure investment. The transition to clean energy is among the more significant long term secular megatrends of this decade, while maintaining affordability and reliability during the transition is a critical near term challenge. High natural gas and power prices help make renewable power more economical but hamper affordability. The rapid phase out of baseload fossil fired generation and reluctance to invest in gas infrastructure has resulted in a greater dependence on existing infrastructure and weakened supply conditions. As regulated energy conduits, electric utilities pass through higher fuel and inflationary costs, and fuel diversity helps balance the evolving energy sentiment. Further, we expect ongoing favorable political and regulatory support for increasing clean energy and transmission/distribution infrastructure investment.

In 2022, many of the Fund’s top performing stocks benefited from defensive characteristics, including American Electric Power Co. (3.2% of net assets at June 30, 2022; +9.6%) and WEC Energy Group (2.9%; +5.3%) or higher energy prices, including energy oriented utilities National Fuel Gas (5.5%; +4.7%), Southwest Gas (3.7%; +26.3%), and Enbridge (1.2%; +11.2%). Southwest Gas is undergoing a strategic review following an Icahn Capital proxy contest.

Portfolio detractors included NextEra Energy (8.8%; -16.1%), Xylem (0.8%; -34.4%), and AES Corp (3.2%; -16.1%). All three stocks reached all time highs in 2021 and were likely impacted by profit taking.

Let’s Talk Stocks

Evergy Inc. (3.7%) (EVRG – $65.25– NYSE), based in Kansas City, Missouri, is an electric and gas utility serving 1.6 million electric customers in central and eastern Kansas, including the cities of Topeka, Lawrence, Manhattan, Hutchinson, and Wichita, and in western Missouri, including Kansas City. In mid-2018, Westar Energy and Great Plains Energy combined to form Evergy. EVRG owns a 15,400 MW generation portfolio (5,900 MWs of coal, 4,100 MWs gas, 4,400 MWs wind, 1,100 nuclear). The company targets net zero carbon by 2045 (70% reduction by 2030) and plans to add 3,800 MWs (3,040 MWs of solar and 800 MWs of wind) and retire 1,900 MWs of coal through 2032. EVRG’s long term EPS annual growth target is 6%-8% through 2025.

National Fuel Gas Co. (5.5%) (NFG – $66.05– NYSE), headquartered in Williamsville, New York, is a gas and pipeline utility with a growing exploration and production business. The gas utility serves 750,000 customers in Erie and Sharon, Pennsylvania and in Buffalo, New York. The pipeline and storage (P&S) business operates 3,000 miles of pipe and 34 storage facilities primarily in the state of New York. The E&P business, Seneca Resources, operates in California and Appalachia (owns 1.2 million net acres), primarily in the Marcellus and Utica shales. Seneca’s total proved gas and oil reserves at yearend FY 2021 were 3,853 Bcfe, an increase of 395 Bcfe, or 11%, from FY 2020. The proven reserves base is approximately 97% natural gas and 3% oil. The significant long-term value of the Marcellus/Utica acreage is further enhanced by the rise in natural prices. In 2021-2022, higher spot and future oil and gas prices are expected to result in growing free cash flow over the next few years.

NextEra Energy Inc.’s (8.8%) (NEE – $77.46 – NYSE) primary subsidiary, Florida Power & Light (FP&L), is the largest electric utility in Florida, and NextEra Energy Resources (NER) is the nation’s leading renewable owner and operator. FP&L serves 5.6 million customers in Eastern, Southern, and Central-Western Florida (31 GWs of generation; 73% gas; 14% nuclear; 14% other). NER owns 26 GWs of net generation, including the nation’s largest wind portfolio. NEE owns 101.4 million common units (~58%) of NextEra Energy Partners (NEP-$73). NEE continues to expect to earn at or near the top of its 6%-8% growth rate, from a 2022 base of $2.75-$2.85 per share.

Southwest Gas Holdings Inc. (3.7%) (SWX – $87.08 – NYSE), based in Las Vegas, Nevada, is a natural gas utility serving 2.1 million customers in geographically diverse portions of Arizona (1.132 million, or 53%), Nevada (790,000, or 37%), and California (201,000, or 10%). Centuri Construction Company is a full service underground piping contractor and contributed roughly 20% of consolidated earnings. On December 31, 2021, SWX closed the Questar Pipeline Company (QPC) acquisition for $1.545 billion in cash and $430 million. QPC is a Rocky Mountain energy hub with 2,160 miles of FERC (Federal Energy Regulatory Commission) regulated interstate natural gas pipelines and underground storage in Utah, Wyoming, and Colorado. On April 18, 2022, Southwest Gas announced that it was undergoing a strategic review to maximize shareholder value, which could include the sale of the company. SWX noted it had received an offer well in excess of $82.50 per share tender offer by Icahn Enterprises. The strategic review is challenged by Icahn’s nomination of new slate directors for the May 12, 2022 shareholder meeting. SWX had previously announced plans to separate into two separate independent companies, including the gas utility/pipeline and the non-regulated utility infrastructure services company (Centuri).

Thank you for your investment in The Gabelli Utilities Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund's portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through June 30, 2022 (a) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Performance returns for periods of less than one year are not annualized.

	Six Months	1 Year	3 Year	5 Year	10 Year	15 Year	Since Inception (8/31/99)
Class AAA (GABUX)	(5.24)%	2.95%	3.93%	5.26%	6.95%	5.72%	7.24%
S&P 500 Utilities Index (b)	(0.55)	14.30	9.01	9.78	10.47	7.90	7.50
Lipper Utility Fund Average	(2.05)	8.81	6.45	8.00	8.91	6.50	6.91
Class A (GAUAX)	(5.24)	3.00	3.88	5.23	6.94	5.73	7.25
With sales charge (c)	(10.69)	(2.92)	1.85	3.99	6.31	5.31	6.97
Class C1 (GAUCX) (d)	(5.57)	2.17	3.11	4.43	6.14	4.94	6.55
With contingent deferred sales charge (e)	(6.52)	1.17	3.11	4.43	6.14	4.94	6.55
Class I (GAUIX)	(5.06)	3.23	4.18	5.52	7.22	5.97	7.40

(a)	Returns would have been lower had Gabelli Funds, LLC, the Adviser, not reimbursed certain expenses of the Fund for periods prior to December 31, 2002. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares and Class C1 Shares on December 31, 2002, and Class I Shares on January 11, 2008. The actual performance of the Class A Shares and Class C1 Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days of purchase.
(b)	The S&P 500 Utilities Index is an unmanaged market capitalization weighted index of large capitalization stocks that may include facilities generation and transmission or distribution of electricity, gas, or water. The Lipper Utility Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	Effective June 1, 2022, the Fund's Class C shares were renamed Class C1.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

In the current prospectuses dated April 29, 2022, the gross expense ratios for Class AAA, A, C1, and I Shares are 1.36%, 1.36%, 2.11%, and 1.11%, respectively. See page 14 for the expense ratios for the six months ended June 30, 2022. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C1 Shares is 5.75% and 1.00%, respectively.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The value of utility stocks generally changes as long term interest rates change. Funds investing in a single sector, such as utilities, may be subject to more volatility than funds that invest more broadly. The utilities industry can be significantly affected by government regulation, financing difficulties, supply or demand of services or fuel, and natural resources conservation.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

The Gabelli Utilities Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from January 1, 2022 through June 30, 2022	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 01/01/22	Ending Account Value 06/30/22	Annualized Expense Ratio	Expenses Paid During Period *
The Gabelli Utilities Fund
Actual Fund Return
Class AAA	$1,000.00	$947.60	1.36%	$6.57
Class A	$1,000.00	$947.60	1.36%	$6.57
Class C1	$1,000.00	$944.30	2.11%	$10.17
Class I	$1,000.00	$949.40	1.11%	$5.37
Hypothetical 5% Return
Class AAA	$1,000.00	$1,018.05	1.36%	$6.80
Class A	$1,000.00	$1,018.05	1.36%	$6.80
Class C1	$1,000.00	$1,014.33	2.11%	$10.54
Class I	$1,000.00	$1,019.29	1.11%	$5.56

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of net assets as of June 30, 2022:

The Gabelli Utilities Fund

Energy and Utilities	83.6%
Communications	10.8%
Other	4.6%
U.S. Government Obligations	0.8%
Closed-End Funds	0.0%*
Other Assets and Liabilities (Net)	0.2%
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Utilities Fund

Schedule of Investments — June 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS — 98.9%
	ENERGY AND UTILITIES — 83.5%
	Alternative Energy — 1.0%
380,000	Algonquin Power & Utilities Corp.	$2,195,746	$5,107,209
44,359	Brookfield Renewable Corp., Cl. A	1,080,438	1,579,624
15,000	Clearway Energy Inc., Cl. C	375,119	522,600
43,000	Eos Energy Enterprises Inc.†	388,964	52,030
10,000	Fluence Energy Inc.†	128,565	94,800
8,500	Landis+Gyr Group AG	556,313	445,635
94,063	NextEra Energy Partners LP	2,731,265	6,975,712
67,000	Ormat Technologies Inc.	1,682,167	5,249,450
700	SolarEdge Technologies Inc.†	171,458	191,576
		9,310,035	20,218,636
	Diversified Industrial — 0.6%
70,207	AZZ Inc.	2,865,079	2,865,850
8,000	Graham Corp.	69,064	55,360
66,080	ITT Inc.	1,271,373	4,443,219
319,033	Mueller Water Products Inc., Cl. A	1,577,719	3,742,257
28,000	Park-Ohio Holdings Corp.	545,350	444,080
		6,328,585	11,550,766
	Electric Integrated — 52.2%
284,750	ALLETE Inc.	10,169,349	16,737,605
174,500	Alliant Energy Corp.	3,091,173	10,227,445
528,000	Ameren Corp.	15,314,822	47,710,080
665,500	American Electric Power Co. Inc.	26,378,268	63,848,070
207,000	Avangrid Inc.	8,010,509	9,546,840
236,000	Avista Corp.	5,443,394	10,268,360
427,000	Black Hills Corp.	10,757,817	31,072,790
63,325	CMS Energy Corp.	582,540	4,274,437
441,000	Dominion Energy Inc.	23,910,609	35,196,210
16,700	DTE Energy Co.	1,297,809	2,116,725
284,500	Duke Energy Corp.	15,359,363	30,501,245
396,500	Edison International	13,622,079	25,074,660
9,900	Entergy Corp.	1,009,080	1,115,136
1,134,100	Evergy Inc.	28,629,141	74,000,025
778,000	Eversource Energy	17,991,189	65,717,660
325,000	Exelon Corp.	7,226,563	14,729,000
354,750	FirstEnergy Corp.	9,058,235	13,618,852
176,000	Fortis Inc.	5,457,217	8,320,075
910,000	Hawaiian Electric Industries Inc.	21,691,074	37,219,000
40,500	IDACORP Inc.	1,621,260	4,289,760
300,000	MGE Energy Inc.	9,027,088	23,349,000
2,276,000	NextEra Energy Inc.	33,730,987	176,298,960
Shares		Cost	Market Value
260,000	NiSource Inc.	$2,319,251	$7,667,400
428,000	NorthWestern Corp.	11,549,346	25,222,040
785,000	OGE Energy Corp.	13,193,046	30,269,600
644,200	Otter Tail Corp.	15,104,065	43,245,146
272,000	PG&E Corp.†	2,664,494	2,714,560
320,000	Pinnacle West Capital Corp.	13,092,833	23,398,400
1,072,400	PNM Resources Inc.	11,946,053	51,239,272
121,750	Portland General Electric Co.	5,304,870	5,884,178
530,000	PPL Corp.	16,247,353	14,378,900
184,500	Public Service Enterprise Group Inc.	5,304,838	11,675,160
431,000	The Southern Co.	15,537,776	30,734,610
50,000	Unitil Corp.	1,433,085	2,936,000
5,000	Vistra Corp.	128,154	114,250
575,500	WEC Energy Group Inc.	15,202,860	57,918,320
422,500	Xcel Energy Inc.	13,565,575	29,896,100
		411,973,165	1,042,525,871
	Electric Transmission and Distribution — 0.6%
62,000	Consolidated Edison Inc.	2,530,710	5,896,200
104,333	Constellation Energy Corp.	2,814,252	5,974,108
3,500	The Timken Co.	244,889	185,675
		5,589,851	12,055,983
	Environmental Services — 0.1%
1,000	Tetra Tech Inc.	81,454	136,550
80,236	Veolia Environnement SA†	1,232,108	1,958,300
2,000	Waste Connections Inc.	265,977	247,920
		1,579,539	2,342,770
	Global Utilities — 2.6%
10,000	AES Brasil Energia SA	30,034	20,426
35,000	Chubu Electric Power Co. Inc.	554,399	352,373
20,000	E.ON SE	253,426	167,840
5,000	EDP - Energias de Portugal SA, ADR	134,159	232,922
165,000	Electric Power Development Co. Ltd.	3,955,985	2,728,921
24,000	Electricite de France SA	330,404	196,327
205,000	Emera Inc.	5,416,204	9,603,403
35,000	Enagas SA	916,226	772,811
100,000	Endesa SA	2,186,478	1,886,310
275,000	Enel SpA	1,458,294	1,504,332
75,000	Equinor ASA	1,693,070	2,608,328
560,000	Hera SpA	1,228,234	1,619,712
25,000	Hokkaido Electric Power Co. Inc.	231,049	91,207
8,000	Hokuriku Electric Power Co.	84,777	31,368
175,000	Huaneng Power International Inc., ADR	4,547,220	3,360,000
460,000	Iberdrola SA	3,932,063	4,770,436

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	ENERGY AND UTILITIES (Continued)
	Global Utilities (Continued)
50,000	Iberdrola SA, ADR	$1,539,385	$2,068,500
25,000	Italgas SpA	150,554	145,534
365,000	Korea Electric Power Corp., ADR†	4,585,973	3,204,700
80,000	Kyushu Electric Power Co. Inc.	931,855	514,151
125,000	National Grid plc	1,742,338	1,600,750
40,000	National Grid plc, ADR	2,408,508	2,587,600
360,000	Red Electrica Corp. SA	4,191,841	6,800,148
30,000	Shikoku Electric Power Co. Inc.	471,689	174,897
2,000	Snam SpA	8,967	10,477
19,000	The Chugoku Electric Power Co. Inc.	317,141	122,251
300,000	The Kansai Electric Power Co. Inc.	3,995,759	2,971,698
140,000	Tohoku Electric Power Co. Inc.	1,907,228	750,147
55,000	Tokyo Electric Power Co. Holdings Inc.†	208,402	229,842
3,400	Uniper SE	38,231	50,488
		49,449,893	51,177,899
	Merchant Energy — 3.5%
120,000	NRG Energy Inc.	2,690,201	4,580,400
3,072,000	The AES Corp.	31,773,643	64,542,720
		34,463,844	69,123,120

	Natural Gas Integrated — 8.4%
4,000	DT Midstream Inc.	75,680	196,080
492,000	Energy Transfer LP	0	4,910,160
86,000	Hess Corp.	4,476,480	9,110,840
215,000	Kinder Morgan Inc.	3,621,840	3,603,400
1,652,000	National Fuel Gas Co.	76,180,288	109,114,600
501,000	ONEOK Inc.	773,094	27,805,500
348,000	UGI Corp.	7,280,729	13,436,280
		92,408,111	168,176,860

	Natural Gas Utilities — 7.4%
74,000	Atmos Energy Corp.	2,009,901	8,295,400
92,000	CenterPoint Energy Inc.	1,764,123	2,721,360
1,600	Cheniere Energy Inc.	215,844	212,848
32,000	Chesapeake Utilities Corp.	564,025	4,145,600
411,800	Corning Natural Gas Holding Corp.(a)	4,589,448	10,142,634
100,000	Gulf Coast Ultra Deep Royalty Trust	8,000	4,500
14,000	New Jersey Resources Corp.	328,068	623,420
Shares		Cost	Market Value
435,000	Northwest Natural Holding Co.	$19,376,324	$23,098,500
143,000	ONE Gas Inc.	1,132,190	11,610,170
80,000	RGC Resources Inc.	1,051,276	1,525,600
140,000	South Jersey Industries Inc.	1,982,945	4,779,600
844,782	Southwest Gas Holdings Inc.	29,574,926	73,563,617
107,000	Spire Inc.	3,366,758	7,957,590
		65,963,828	148,680,839
	Natural Resources — 2.2%
21,000	Alliance Resource Partners LP	34,016	382,830
257,400	Cameco Corp.	2,523,124	5,410,548
35,000	CNX Resources Corp.†	303,295	576,100
9,500	Diamondback Energy Inc.	174,995	1,150,925
5,000	EOG Resources Inc.	356,182	552,200
680,000	Mueller Industries Inc.	14,515,382	36,237,200
		17,906,994	44,309,803
	Oil — 0.1%
27,000	BP plc, ADR	892,082	765,450
5,000	Callon Petroleum Co.†	246,331	196,000
38,500	Devon Energy Corp.	351,285	2,121,735
		1,489,698	3,083,185
	Services — 1.4%
55,000	Dril-Quip Inc.†	1,268,206	1,419,000
563,000	Enbridge Inc.	12,343,953	23,792,380
16,000	Halliburton Co.	225,108	501,760
34,000	MDU Resources Group Inc.	738,008	917,660
12,000	Schlumberger NV	458,203	429,120
		15,033,478	27,059,920
	Water — 3.4%
8,000	American States Water Co.	110,252	652,080
104,000	American Water Works Co. Inc.	2,253,801	15,472,080
5,000	California Water Service Group	90,622	277,750
8,000	Consolidated Water Co. Ltd.	76,365	116,000
456,500	Essential Utilities Inc.	7,427,157	20,930,525
8,250	Middlesex Water Co.	136,951	723,360
513,000	Severn Trent plc	13,000,669	16,979,472
137,500	SJW Group	3,156,743	8,581,375
87,000	The York Water Co.	1,205,281	3,517,410
54,000	United Utilities Group plc, ADR	1,456,223	1,367,280
		28,914,064	68,617,332
	TOTAL ENERGY AND UTILITIES	740,411,085	1,668,922,984

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COMMUNICATIONS — 10.8%
	Business Services — 0.0%
870,000	Clear Channel Outdoor Holdings Inc.†	$1,509,800	$930,900

	Cable and Satellite — 3.1%
50,000	Altice USA Inc., Cl. A†	874,161	462,500
31,500	Charter Communications Inc., Cl. A†	2,109,859	14,758,695
27,000	Cogeco Communications Inc.	792,860	1,826,359
74,000	Cogeco Inc.	1,826,627	3,923,633
36,000	Comcast Corp., Cl. A	361,489	1,412,640
398,000	DISH Network Corp., Cl. A†	8,262,577	7,136,140
300,000	EchoStar Corp., Cl. A†	7,864,399	5,790,000
5,800	Liberty Broadband Corp., Cl. C†	799,207	670,712
344,366	Liberty Global plc, Cl. A†	5,402,825	7,248,904
535,000	Liberty Global plc, Cl. C†	8,909,830	11,818,150
160,000	Liberty Latin America Ltd., Cl. A†	2,102,112	1,248,000
61,483	Liberty Latin America Ltd., Cl. C†	578,745	478,953
95,000	Rogers Communications Inc., Cl. B	2,719,524	4,550,500
10,000	Shaw Communications Inc., Cl. B	121,953	294,600
38,000	TBS Holdings Inc.	500,062	475,840
		43,226,230	62,095,626
	Telecommunications — 6.8%
531,000	BCE Inc.	14,597,647	26,114,580
80,000	Deutsche Telekom AG	1,221,792	1,588,357
565,000	Deutsche Telekom AG, ADR	7,160,341	11,254,800
1,448,000	Koninklijke KPN NV	4,219,108	5,160,785
470,000	Lumen Technologies Inc.	8,073,015	5,127,700
560,000	Nippon Telegraph & Telephone Corp.	6,900,265	16,080,189
23,000	Orange Belgium SA†	503,304	431,923
300,000	Orascom Investment Holding, GDR†	252,390	7,500
260,000	Pharol SGPS SA†	189,882	21,743
25,000	PLDT Inc., ADR	973,937	760,500
105,000	Proximus SA	2,715,587	1,547,639
2,000	PT Indosat Tbk	1,061	879
1,800,000	Singapore Telecommunications Ltd.	4,435,883	3,277,910
160,000	Sistema PJSC FC, GDR(b)	725,528	80,000
119,000	Swisscom AG, ADR	4,327,618	6,555,710
10,000	Tele2 AB, Cl. B	158,627	113,883
85,000	Telecom Italia SpA, ADR	707,224	220,150
Shares		Cost	Market Value
215,000	Telefonica Brasil SA, ADR	$3,605,021	$1,947,900
250,000	Telefonica Deutschland Holding AG	825,088	717,846
310,000	Telefonica SA, ADR	2,894,259	1,590,300
1,000,000	Telekom Austria AG	7,767,364	6,654,482
345,000	Telenet Group Holding NV	15,236,102	7,162,162
540,000	Telephone and Data Systems Inc.	14,454,786	8,526,600
110,000	Telesat Corp.†	5,259,100	1,228,700
10,000	TELUS Corp.	190,793	222,731
30,000	TIM SA, ADR	468,969	364,500
1,315,895	VEON Ltd., ADR†	3,313,974	605,312
548,000	Verizon Communications Inc.	16,657,937	27,811,000
		127,836,602	135,175,781
	Wireless Communications — 0.9%
45,000	America Movil SAB de CV, Cl. L, ADR	583,150	919,350
13,000	Anterix Inc.†	550,924	533,910
200	Hutchison Telecommunications Hong Kong Holdings Ltd.	19	38
29,041	Millicom International Cellular SA†	686,995	417,319
37,400	Millicom International Cellular SA, SDR†	988,244	533,777
6,000	Mobile TeleSystems PJSC, ADR(b)	74,643	3,660
60,000	Operadora De Sites Mexicanos SAB de CV	71,783	69,400
81,993	SK Telecom Co. Ltd., ADR	2,383,764	1,830,084
400	SmarTone Telecommunications Holdings Ltd.	207	211
280,000	Turkcell Iletisim Hizmetleri A/S, ADR	2,437,416	700,000
289,500	United States Cellular Corp.†	12,258,107	8,383,920
230,000	Vodafone Group plc, ADR	4,600,492	3,583,400
		24,635,744	16,975,069
	TOTAL COMMUNICATIONS	197,208,376	215,177,376
	OTHER — 4.6%
	Aerospace — 0.1%
2,942	Allied Motion Technologies Inc.	95,998	67,195
1,315,000	Rolls-Royce Holdings plc†	2,163,334	1,327,822
		2,259,332	1,395,017

	Building and Construction — 0.4%
11,500	Acciona SA	1,072,985	2,115,025
23,500	Arcosa Inc.	1,166,422	1,091,105

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Schedule of Investments (Continued) — June 30, 2022 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Building and Construction (Continued)
8,000	H&E Equipment Services Inc.	$278,239	$231,760
82,000	Johnson Controls International plc	2,102,513	3,926,160
29,000	Vantage Towers AG	883,868	808,389
		5,504,027	8,172,439
	Business Services — 0.0%
59,169	Macquarie Infrastructure Holdings LLC	500,409	231,351
10,000	Vectrus Inc.†	158,064	334,600
		658,473	565,951
	Consumer Products — 0.0%
8,000	Essity AB, Cl. A	103,353	208,412

	Diversified Industrial — 0.6%
1,000	Alstom SA	31,457	22,625
49,000	Bouygues SA	1,694,149	1,507,623
1,205	L.B. Foster Co., Cl. A†	20,511	15,509
857,500	SDCL EDGE Acquisition Corp., Cl. A†	8,420,513	8,360,539
105,200	Twin Disc Inc.†	1,227,121	953,112
		11,393,751	10,859,408
	Electronics — 0.6%
32,500	Corning Inc.	362,693	1,024,075
5,000	Keysight Technologies Inc.†	445,400	689,250
300	Roper Technologies Inc.	75,135	118,395
131,000	Sony Group Corp., ADR	2,135,038	10,711,870
		3,018,266	12,543,590
	Entertainment — 0.1%
350,000	Grupo Televisa SAB, ADR	4,360,307	2,863,000

	Financial Services — 0.2%
2,200	Alleghany Corp.†	1,837,878	1,832,820
100,000	Kinnevik AB, Cl. A†	1,879,991	1,652,044
1,500,000	Orascom Financial Holding SAE†	226,100	13,883
		3,943,969	3,498,747
	Health Care — 0.0%
12,000	Tsumura & Co.	261,956	269,310

	Machinery — 1.3%
91,000	Astec Industries Inc.	3,160,611	3,710,980
65,465	Flowserve Corp.	2,086,680	1,874,263
59,095	The Gorman-Rupp Co.	1,348,337	1,672,388
5,500	Valmont Industries Inc.	1,254,672	1,235,465
215,870	Xylem Inc.	5,334,458	16,876,717
		13,184,758	25,369,813
Shares		Cost	Market Value
	Metals and Mining — 0.2%
73,000	Freeport-McMoRan Inc.	$741,695	$2,135,980
14,500	Vulcan Materials Co.	639,532	2,060,450
		1,381,227	4,196,430
	Transportation — 1.1%
228,000	GATX Corp.	6,336,999	21,468,480

	TOTAL OTHER	52,406,418	91,410,597
	TOTAL COMMON STOCKS	990,025,879	1,975,510,957

	CLOSED-END FUNDS — 0.0%
40,000	Altaba Inc., Escrow†	35,472	202,000

	MANDATORY CONVERTIBLE SECURITIES(c) — 0.1%
	ENERGY AND UTILITIES — 0.1%
	Natural Gas Utilities — 0.1%
54,000	Corning Natural Gas Holding Corp., Ser. B, 4.800%, 09/30/26(a)	1,120,500	1,593,000

	WARRANTS — 0.0%
	OTHER — 0.0%
	Diversified Industrial — 0.0%
428,750	SDCL EDGE Acquisition Corp., expire 12/31/28†	154,487	98,569

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.8%
$16,403,000	U.S. Treasury Bills,
	0.809% to 1.683%††,
	07/21/22 to 09/29/22	16,358,532	16,353,654

	TOTAL INVESTMENTS — 99.8%	$1,007,694,870	1,993,758,180
	Other Assets and Liabilities (Net) — 0.2%		3,915,460
	NET ASSETS — 100.0%		$1,997,673,640

(a)	Security considered an affiliated holding because the Fund owns at least 5% of its outstanding shares.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Mandatory convertible securities are required to be converted on the dates listed; they generally may be converted prior to these dates at the option of the holder.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
SDR	Swedish Depositary Receipt

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Assets and Liabilities

June 30, 2022 (Unaudited)

Assets:
Investments, at value (cost $1,001,984,922)	$1,982,022,546
Investments in affiliates, at value (cost $5,709,948)	11,735,634
Foreign currency, at value (cost $351,143)	347,422
Receivable for Fund shares sold	6,277,043
Receivable for investments sold	256,230
Dividends and interest receivable	3,944,582
Prepaid expenses	65,392
Total Assets	2,004,648,849
Liabilities:
Payable to bank	10,216
Payable for investments purchased	369,125
Payable for Fund shares redeemed	3,992,234
Payable for investment advisory fees	1,665,407
Payable for distribution fees	552,149
Payable for accounting fees	7,500
Other accrued expenses	378,578
Total Liabilities	6,975,209
Net Assets
(applicable to 317,928,820 shares outstanding)	$1,997,673,640
Net Assets Consist of:
Paid-in capital	$1,012,976,136
Total distributable earnings	984,697,504
Net Assets	$1,997,673,640

Shares of Beneficial Interest, each at $0.001 par value; unlimited number of shares authorized:
Class AAA:
Net Asset Value, offering, and redemption price per share ($284,312,780 ÷ 39,883,343 shares outstanding)	$7.13
Class A:
Net Asset Value and redemption price per share ($1,020,073,047 ÷ 139,522,535 shares outstanding)	$7.31
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$7.76
Class C1:
Net Asset Value and offering price per share ($334,343,598 ÷ 92,316,506 shares outstanding)	$3.62	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($358,944,215 ÷ 46,206,436 shares outstanding)	$7.77

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Six Months Ended June 30, 2022 (Unaudited)

Investment Income:
Dividends - unaffiliated (net of foreign withholding taxes of $771,787)	$27,825,366
Dividends - affiliated	144,700
Interest	56,018
Total Investment Income	28,026,084
Expenses:
Investment advisory fees	10,287,374
Distribution fees - Class AAA	364,954
Distribution fees - Class A	1,302,574
Distribution fees - Class C1	1,818,576
Shareholder services fees	658,680
Shareholder communications expenses	178,429
Custodian fees	95,389
Trustees’ fees	67,937
Registration expenses	59,164
Legal and audit fees	29,558
Accounting fees	22,500
Interest expense	66
Miscellaneous expenses	60,156
Total Expenses	14,945,357
Less:
Expenses paid indirectly by broker (See Note 6)	(12,139)
Net Expenses	14,933,218
Net Investment Income	13,092,866
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments - unaffiliated	12,806,712
Net realized gain on investments - affiliated	290,029
Net realized gain on foreign currency transactions	2,800,909
Net realized gain on investments and foreign currency transactions	15,897,650
Net change in unrealized appreciation/depreciation:
on investments - unaffiliated	(142,383,912)
on investments - affiliated	(171,806)
on foreign currency translations	(73,419)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(142,629,137)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(126,731,487)
Net Decrease in Net Assets Resulting from Operations	$(113,638,621)

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Statement of Changes in Net Assets

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
Operations:
Net investment income	$13,092,866		$33,566,778
Net realized gain on investments and foreign currency transactions	15,897,650		36,491,763
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(142,629,137)		253,033,642
Net Increase/(Decrease) in Net Assets Resulting from Operations	(113,638,621)		323,092,183

Distributions to Shareholders:
Accumulated earnings
Class AAA	(1,715,807	)*	(8,875,506)
Class A	(5,965,418	)*	(30,313,139)
Class C1	(4,042,863	)*	(20,526,342)
Class I	(1,950,581	)*	(10,271,730)
	(13,674,669)		(69,986,717)
Return of capital
Class AAA	(15,442,258	)*	(23,297,246)
Class A	(53,688,764	)*	(79,769,414)
Class C1	(36,385,768	)*	(62,418,965)
Class I	(17,555,226	)*	(24,185,114)
	(123,072,016)		(189,670,739)
Total Distributions to Shareholders	(136,746,685)		(259,657,456)

Shares of Beneficial Interest Transactions:
Class AAA	12,638,981		20,017,580
Class A	57,444,586		101,592,658
Class C1	(7,549,375)		(15,866,029)
Class I	32,816,464		49,126,395

Net Increase in Net Assets from Shares of Beneficial Interest Transactions	95,350,656		154,870,604

Redemption Fees	5,396		23,521

Net Increase/(Decrease) in Net Assets	(155,029,254)		218,328,852
Net Assets:
Beginning of year	2,152,702,894		1,934,374,042
End of period	$1,997,673,640		$2,152,702,894

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income		Operating Expenses(c)		Portfolio Turnover Rate
Class AAA
2022(d)	$7.98	$0.05	$(0.46)	$(0.41)	$(0.04)*	$—	$(0.40)	$(0.44)	$0.00	$7.13	(5.24)%	$284,313	1.36	%(e)	1.36	%(e)	1%
2021	7.60	0.14	1.12	1.26	(0.12)	(0.05)	(0.71)	(0.88)	0.00	7.98	17.49	304,540	1.76		1.36	(f)	3
2020	8.84	0.12	(0.48)	(0.36)	(0.12)	(0.09)	(0.67)	(0.88)	0.00	7.60	(3.43)	270,921	1.63		1.37	(f)	2
2019	8.20	0.13	1.36	1.49	(0.11)	(0.05)	(0.69)	(0.85)	0.00	8.84	18.75	319,670	1.52		1.37		3
2018	9.23	0.14	(0.33)	(0.19)	(0.12)	(0.07)	(0.65)	(0.84)	0.00	8.20	(2.15)	288,322	1.57		1.37		1
2017	9.26	0.15	0.66	0.81	(0.13)	(0.07)	(0.64)	(0.84)	0.00	9.23	8.93	350,709	1.58		1.37		2
Class A
2022(d)	$8.17	$0.05	$(0.47)	$(0.42)	$(0.04)*	$—	$(0.40)	$(0.44)	$0.00	$7.31	(5.24)%	$1,020,073	1.36	%(e)	1.36	%(e)	1%
2021	7.77	0.14	1.14	1.28	(0.12)	(0.05)	(0.71)	(0.88)	0.00	8.17	17.35	1,079,497	1.76		1.36	(f)	3
2020	9.01	0.13	(0.49)	(0.36)	(0.12)	(0.09)	(0.67)	(0.88)	0.00	7.77	(3.36)	927,341	1.64		1.37	(f)	2
2019	8.35	0.14	1.37	1.51	(0.11)	(0.05)	(0.69)	(0.85)	0.00	9.01	18.66	990,134	1.53		1.37		3
2018	9.37	0.15	(0.33)	(0.18)	(0.12)	(0.07)	(0.65)	(0.84)	0.00	8.35	(2.00)	723,943	1.58		1.37		1
2017	9.40	0.15	0.66	0.81	(0.13)	(0.07)	(0.64)	(0.84)	0.00	9.37	8.79	837,684	1.57		1.37		2
Class C1
2022(d)	$4.29	$0.01	$(0.24)	$(0.23)	$(0.04)*	$—	$(0.40)	$(0.44)	$0.00	$3.62	(5.57)%	$334,344	0.60	%(e)	2.11	%(e)	1%
2021	4.50	0.04	0.63	0.67	(0.10)	(0.05)	(0.73)	(0.88)	0.00	4.29	16.32	403,372	1.00		2.11	(f)	3
2020	5.66	0.04	0.32	0.28	(0.09)	(0.09)	(0.70)	(0.88)	0.00	4.50	(3.98)	438,782	0.86		2.12	(f)	2
2019	5.57	0.04	0.90	0.94	(0.08)	(0.05)	(0.72)	(0.85)	0.00	5.66	17.67	614,757	0.76		2.12		3
2018	6.58	0.05	(0.22)	(0.17)	(0.08)	(0.07)	(0.69)	(0.84)	0.00	5.57	(2.74)	641,273	0.82		2.12		1
2017	6.88	0.06	0.48	0.54	(0.09)	(0.07)	(0.68)	(0.84)	0.00	6.58	8.04	776,370	0.83		2.12		2
Class I
2022(d)	$8.64	$0.07	$(0.50)	$(0.43)	$(0.04)*	$—	$(0.40)	$(0.44)	$0.00	$7.77	(5.06)%	$358,944	1.62	%(e)	1.11	%(e)	1%
2021	8.15	0.17	1.20	1.37	(0.14)	(0.05)	(0.69)	(0.88)	0.00	8.64	17.66	365,294	2.01		1.11	(f)	3
2020	9.38	0.15	(0.50)	(0.35)	(0.14)	(0.09)	(0.65)	(0.88)	0.00	8.15	(3.11)	297,330	1.88		1.12	(f)	2
2019	8.64	0.17	1.42	1.59	(0.14)	(0.05)	(0.66)	(0.85)	0.00	9.38	18.97	365,519	1.78		1.12		3
2018	9.65	0.18	(0.35)	(0.17)	(0.14)	(0.07)	(0.63)	(0.84)	0.00	8.64	1.84	286,246	1.84		1.12		1
2017	9.63	0.18	0.68	0.86	(0.15)	(0.07)	(0.62)	(0.84)	0.00	9.65	9.11	272,376	1.81		1.12		2

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all periods presented, there was no impact on the expense ratios.
(d)	For the six months ended June 30, 2022, unaudited.
(e)	Annualized.
(f)	Ratio of operating expenses includes advisory fee reduction on unsupervised assets. For the years ended December 31, 2021 and 2020, there was no impact on the expense ratios.

See accompanying notes to financial statements.

The Gabelli Utilities Fund

Notes to Financial Statements (Unaudited)

1.  Organization. The Gabelli Utilities Fund was organized on May 18, 1999 as a Delaware statutory trust. The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on August 31, 1999.

The Fund’s primary objective is to provide a high level of total return through a combination of capital appreciation and current income. The Fund invests a high percentage of its assets in the utilities sector. As a result, the Fund may be more susceptible to economic, political, and regulatory developments, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review

The Gabelli Utilities Fund

Notes to Financial Statements (Unaudited) (Continued)

of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A  financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2022 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/22
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Communications
Telecommunications	$133,867,081	$1,228,700	$80,000	$135,175,781
Wireless Communications	16,971,409	—	3,660	16,975,069
Other Industries (b)	63,026,526	—	—	63,026,526
Energy and Utilities (b)	1,668,922,984	—	—	1,668,922,984
Other (b)	91,410,597	—	—	91,410,597
Total Common Stocks	1,974,198,597	1,228,700	83,660	1,975,510,957
Closed-End Funds	—	202,000	—	202,000
Mandatory Convertible Securities (b)	—	1,593,000	—	1,593,000
Warrants (b)	98,569	—	—	98,569
U.S. Government Obligations	—	16,353,654	—	16,353,654
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$1,974,297,166	$19,377,354	$83,660	$1,993,758,180

(a)	The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Trustees.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2022, the Fund did not have material transfers into or out of Level 3. There were no Level 3 investments held at December 31, 2021.

The Gabelli Utilities Fund

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

The Gabelli Utilities Fund

Notes to Financial Statements (Unaudited) (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2022, the Fund did not hold any restricted securities.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Shareholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2022, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions made in excess of current earnings and profits on a tax basis are treated as a non-taxable

The Gabelli Utilities Fund

Notes to Financial Statements (Unaudited) (Continued)

return of capital. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The tax character of distributions paid during the year ended December 31, 2021 was as follows:

Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$35,155,863
Long term capital gains	34,830,854
Return of capital	189,670,739
Total distributions paid	$259,657,456

Since January 2000, the Fund has had a fixed distribution policy. Under the policy, the Fund declares and pays monthly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board continues to evaluate the distribution policy in light of ongoing economic and market conditions and may change the amount of the monthly distributions in the future.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2022:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$1,015,044,348	$1,046,608,387	$(67,894,555)	$978,713,832

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2022, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2022, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the

The Gabelli Utilities Fund

Notes to Financial Statements (Unaudited) (Continued)

Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Trustees of the Fund who are affiliated persons of the Adviser.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C1 Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2022, other than short term securities and U.S. Government obligations, aggregated $15,498,474 and $45,017,318, respectively.

6. Transactions with Affiliates and Other Arrangements. During the six months ended June 30, 2022, the Fund paid $5,849 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser. Additionally, the Distributor retained a total of $522,751 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

During the six months ended June 30, 2022, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $12,139.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2022, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

7. Line of Credit. The Fund participates in an unsecured line of credit, which expires on March 1, 2023 and may be renewed annually, of up to $75,000,000 under which it may borrow up to 10% of its net assets from the bank for temporary borrowing purposes. Borrowings under this arrangement bear interest at a floating rate equal to the higher of the Overnight Federal Funds Rate plus 135 basis points or the Overnight Bank Funding Rate plus 135 basis points in effect on that day. This amount, if any, would be included in “Interest expense” in the Statement of Operations. During the six months ended June 30, 2022, there were no borrowings under the line of credit.

8. Shares of Beneficial Interest. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C1 Shares, and Class I Shares. Effective June 1, 2022, Class C shares were renamed Class C1 shares. Class AAA Shares and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C1 Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase. Effective August 31, 2022 (the Effective Date), the Fund’s Class C1 shares will be “closed to purchases from new investors. Closed to purchases from new investors” means neither new

The Gabelli Utilities Fund

Notes to Financial Statements (Unaudited) (Continued)

investors nor existing shareholders may purchase any additional shares of such class after the Effective Date. These changes will have no effect on existing shareholders’ ability to redeem shares of the Fund as described in the Fund’s Prospectus. The Board also announced that a new Class C would become available to shareholders September 1, 2022, subject to an effective registration statement.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the six months ended June 30, 2022 and the year ended December 31, 2021, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended June 30, 2022 (Unaudited)		Year Ended December 31, 2021
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	3,361,302	$25,209,285	6,004,997	$47,160,027
Shares issued upon reinvestment of distributions	2,085,172	15,514,538	3,724,522	29,036,981
Shares redeemed	(3,744,895)	(28,084,842)	(7,175,559)	(56,179,428)
Net increase	1,701,579	$12,638,981	2,553,960	$20,017,580
Class A
Shares sold	13,296,417	$103,319,945	24,912,274	$199,184,124
Shares issued upon reinvestment of distributions	7,279,197	55,521,868	12,764,512	101,813,253
Shares redeemed	(13,208,284)	(101,397,227)	(24,902,482)	(199,404,719)
Net increase	7,367,330	$57,444,586	12,774,304	$101,592,658
Class C1
Shares sold	7,268,621	$28,487,089	16,572,559	$74,038,147
Shares issued upon reinvestment of distributions	10,054,224	38,958,331	18,130,427	79,499,627
Shares redeemed	(18,997,316)	(74,994,795)	(38,314,425)	(169,403,803)
Net decrease	(1,674,471)	$(7,549,375)	(3,611,439)	$(15,866,029)
Class I
Shares sold	6,889,672	$56,877,839	10,286,127	$87,001,554
Shares issued upon reinvestment of distributions	2,352,841	19,026,978	3,986,219	33,510,804
Shares redeemed	(5,314,871)	(43,088,353)	(8,473,808)	(71,385,963)
Net increase	3,927,642	$32,816,464	5,798,538	$49,126,395

The Gabelli Utilities Fund

Notes to Financial Statements (Unaudited) (Continued)

9. Transactions in Securities of Affiliated Issuers. The 1940 Act defines affiliated issuers as those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the six months ended June 30, 2022 is set forth below:

	Market Value at December 31, 2021	Purchases	Sales Proceeds	Realized Gain	Change In Unrealized Appreciation/ (Depreciation)	Market Value at June 30, 2022	Dividend Income	Percent Owned of Shares
Corning Natural Gas Holding Corp.	$9,395,240	$1,282,050	$631,279	$290,029	$(193,406)	$10,142,634	$117,700	13.35%
Corning Natural Gas Holding Corp., Ser. B, 4.800%	1,571,400	—	—	—	21,600	1,593,000	27,000	22.11%
Total				$290,029	$(171,806)	$11,735,634	$144,700

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Utilities Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

At its meeting on February 8, 2022, the Board of the Fund approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the trustees who are not interested persons of the Fund (the Independent Board Members). The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio manager.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance (as of December 31, 2021) of the Fund against a peer group of six other comparable funds prepared by the Adviser (the Adviser Peer Group) and against a peer group prepared by Broadridge (the Broadridge Performance Peer Group) consisting of all retail and institutional utility funds, regardless of asset size or primary channel of distribution. The Independent Board Members noted that the Fund’s performance was in the second quartile for the one year period, and in the fourth quartile for the three year and five year periods, as measured against the Adviser Peer Group. Against the Broadridge Performance Peer Group, the Independent Board Members noted that the Fund’s performance was within the second quintile for the one year period, the fourth quintile for the three year period, and the fifth quintile for the five year and ten year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with an administrative overhead charge and without a charge. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker, that another affiliated broker received distribution fees and minor amounts of sales commissions, and that the Adviser received a moderate amount of soft dollar benefits through the Fund’s portfolio brokerage.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale.

Sharing of Economies of Scale. The Independent Board Members noted that the investment advisory fee schedule for the Fund does not take into account any potential economies of scale that may develop or any historical losses or diminished profitability of the Fund to the Adviser.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment advisory fee, other expenses, and total expenses of the Fund with similar expense ratios of the six other utility funds in the Adviser Peer Group, and a peer group selected by Broadridge and noted that the advisory fee includes substantially all administrative services for the Fund as well as the investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratios were generally above average within the peer groups. The Independent Board Members also noted that the advisory fee structure was the same as that in effect for most of the Gabelli funds. The Independent Board Members were presented with but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by affiliates of the Adviser.

The Gabelli Utilities Fund

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an adequate overall performance record. The Independent Board Members also concluded that the Fund’s expense ratios and profitability to the Adviser of managing the Fund were reasonable and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend the continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was appropriate in light of the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

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THE GABELLI UTILITIES FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Managers’ Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Timothy M. Winter, CFA, joined Gabelli in 2009 and covers the utility industry. He has over 25 years of experience as an equity research analyst covering the industry. Currently, he continues to specialize in the utility industry and also serves as a portfolio manager of Gabelli Funds, LLC. Mr. Winter received his BA in Economics from Rollins College and MBA degree in Finance from Notre Dame.

Justin Bergner, CFA, is a Vice President at Gabelli & Company and a portfolio manager for Gabelli Funds LLC, the Adviser. Justin rejoined Gabelli & Company in 2013 as a research analyst covering Diversified Industrials, Home Improvement, and Transport companies. He began his investment career at Gabelli & Company in 2005 as a metals and mining analyst, and subsequently spent five years at Axiom International Investors as a senior analyst focused on industrial and healthcare stocks. Prior to business school, Mr. Bergner worked in management consulting at both Bain & Company and Dean & Company. Mr. Bergner graduated cum laude from Yale University with a BA in Economics & Mathematics and received an MBA in Finance and Accounting from the Wharton School at the University of Pennsylvania.

Brett Kearney, CFA, is a portfolio manager covering industrials with a focus on the flow control and other niche manufacturing sectors. He joined the Firm in 2017. Previously he was an analyst at Schultze Asset Management, an analyst at Fidus Mezzanine Capital, and an investment analyst at the Bond & Corporate Finance Group of John Hancock Financial Services. Brett graduated cum laude with a BS in Business Administration from Washington and Lee University and holds an MBA from Columbia Business School, where he participated in the school’s Value Investing Program.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Utilities Fund

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	September 7, 2022

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 7, 2022

* Print the name and title of each signing officer under his or her signature.